                                    EXHIBIT 1


                             JOINT FILING AGREEMENT


         Pursuant to and in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to jointly file the Schedule 13D dated October 23, 2000 and any amendments thereto with respect to the beneficial ownership by each of the undersigned of shares of common stock of Impax Laboratories, Inc. Such joint filings may be executed by one or more of us on behalf of each of the undersigned.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Executed this 23rd day of October, 2000.

                                        CHEMICAL COMPANY OF MALAYSIA BERHAD


                                        /s/ Oh Kim Sun, Group Executive Director
                                        ----------------------------------------
                                            Oh Kim Sun, Group Executive Director


                                        /s/ Oh Kim Sun
                                        ----------------------------------------
                                            Oh Kim Sun

                                   APPENDIX 1


ADDRESS, ORGANIZATION AND PRINCIPAL BUSINESS OF EACH REPORTING PERSON REQUIRED BY ITEM 2 AND OTHER PERSONS REQUIRED BY ITEM 5


       REPORTING PERSON             PRINCIPAL BUSINESS AND OFFICE     PLACE OF ORGANIZATION      PRINCIPAL OCCUPATION
--------------------------------    -----------------------------    -----------------------    ----------------------
Chemical Company of Malaysia        Wisma Sime Darby                 Malaysia
Berhad                              14 Jalan Raja Laut
                                    P.O. Box 10284
                                    50708 Kuala Lumpur
                                    Malaysia

Oh Kim Sun                          Wisma Sime Darby                 Malaysia                   Chief Executive
                                    14 Jalan Raja Laut                                          Officer, CCM
                                    P.O. Box 10284
                                    50708 Kuala Lumpur
                                    Malaysia

                                   APPENDIX 2

INFORMATION ABOUT REPORTING PERSONS REQUIRED BY ITEM 2


                                        EXECUTIVE OFFICERS AND DIRECTORS OF
                                        CHEMICAL COMPANY OF MALAYSIA BERHAD.

Name:                                   Tan Sri Dato' Mohd Sheriff B Mohd Kassim
Citizenship:                            Malaysia
Business Address:                       Wisma Sime Darby
                                        14 Jalan Raja Laut
                                        P.O. Box 10284
                                        50708 Kuala Lumpur
                                        Malaysia
Title:                                  Chairman

Name:                                   Dato' Lim Say Chong
Citizenship:                            Malaysia
Business Address:                       Wisma Sime Darby
                                        14 Jalan Raja Laut
                                        P.O. Box 10284
                                        50708 Kuala Lumpur
                                        Malaysia
Title:                                  Group Managing Director

Name:                                   Oh Kim Sun
Citizenship:                            Malaysia
Business Address:                       Wisma Sime Darby
                                        14 Jalan Raja Laut
                                        P.O. Box 10284
                                        50708 Kuala Lumpur
                                        Malaysia
Title:                                  Group Executive Director

Name:                                   Tan Sri Dato' Thong Yaw Hong
Citizenship:                            Malaysia
Business Address:                       Wisma Sime Darby
                                        14 Jalan Raja Laut
                                        P.O. Box 10284
                                        50708 Kuala Lumpur
                                        Malaysia
Title:                                  Director

Name:                                   Tan Sri Dato' Dr. Khoo Kay Peng
Citizenship:                            Malaysia
Business Address:                       Wisma Sime Darby
                                        14 Jalan Raja Laut
                                        P.O. Box 10284
                                        50708 Kuala Lumpur
                                        Malaysia
Title:                                  Director

Name:                                   Dato' N Sadasivan
Citizenship:                            Malaysia
Business Address:                       Wisma Sime Darby
                                        14 Jalan Raja Laut
                                        P.O. Box 10284
                                        50708 Kuala Lumpur
                                        Malaysia
Title:                                  Director

Name:                                   Tuan Haji Hassan Jaafar
Citizenship:                            Malaysia
Business Address:                       Wisma Sime Darby
                                        14 Jalan Raja Laut
                                        P.O. Box 10284
                                        50708 Kuala Lumpur
                                        Malaysia
Title:                                  Director

Name:                                   En Paisol bin Ahmad
Citizenship:                            Malaysia
Business Address:                       Wisma Sime Darby
                                        14 Jalan Raja Laut
                                        P.O. Box 10284
                                        50708 Kuala Lumpur
                                        Malaysia
Title:                                  Director

Name:                                   Hiu Woong Choong
Citizenship:                            Malaysia
Business Address:                       Wisma Sime Darby
                                        14 Jalan Raja Laut
                                        P.O. Box 10284
                                        50708 Kuala Lumpur
                                        Malaysia
Title:                                  Director